UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 28, 2010

_______________________________________________________________________

(Exact name of Registrant as specified in its charter)
_______________________________________________________________________

Commission File Number 272199 100

Iowa (State of Incorporation)	20-4195009 (I.R.S. Employer Identification No.)

c/o Terrence A. Kilburg, Receiver
4218 Stone Haven Drive
Bettendorf, IA 52722
(Address of Principal Executive Offices)

(563) 324-3246
(Registrant’s telephone number, including area code)
_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 28, 2010, Terrence A. Kilburg, as Receiver for East Fork Biodiesel, LLC (the “Company”), filed with the Iowa Secretary of State Articles of Dissolution for the Company in accordance with Section 490A.1305 of the Iowa Limited Liability Company Act (the “LLC Act”).  A copy of the Articles of Dissolution and the acknowledgement of receipt of such document by the Iowa Secretary of State is filed as Exhibit 99.1 to this Form 8-K.

On December 22, 2010, the Iowa District Court for Scott County (the “Court”) entered an Order authorizing the Receiver to file the Articles of Dissolution.   See the Order Approving  Receiver's Second Report to Court and Request for Authority to Pay Various Fees and Expenses and for Authority to File Articles of Dissolution (“Order for Receiver’s Second Report”) in connection with the Receiver's Second Report to Court and Request for Authority to Pay Various Fees and Expenses and For Authority to File Articles of Dissolution (“Receiver’s Second Report”).  The Order for Receiver’s Second Report and Receiver’s Second Report are filed as Exhibits 99.2 and 99.3, respectively, to this Form 8-K.

On November 8, 2010, the Court entered an Order Approving Receiver's First Report to Court and Approving Receiver’s Request for Authority to Pay Various Fees and Expenses (“Order for Receiver’s First Report”) in connection with the Receiver's First Report to Court and Approving Receiver’s Request for Authority to Pay Various Fees and Expenses (“Receiver’s First Report”).  The Order for Receiver’s First Report and Receiver’s First Report are filed as Exhibits 99.4 and 99.5, respectively, to this Form 8-K.

As noted in the Receiver's Second Report, as of December 21, 2010, the Receiver had $164,181 in cash.  There are no other known assets of the Company or the receivership and no other known assets to be collected.  Notices have been provided to known claimants in accordance with Section 1306 of the LLC Act.  Any claims to be asserted by such known claimants must have been sent to and received by the Receiver on or before December 24, 2010 (or on or before December 29, 2010 as to three additional known claimants who were sent notice in a second mailing).

As of December 21, 2010, the Receiver had received claims from known claimants in the aggregate amount of $1,275,861.  Given that the known claims substantially exceed any monies that will be available for distribution to known claimants, known claimants who have filed claims will only receive a small percentage dividend on their claims and there will be no remaining funds with which to make any payment to the Company’s members.

The Receiver anticipates filing one or more reports to the Court in 2011.  These reports may contain an accounting of the claims received, of the funds available for distribution after ongoing receivership expenses, proposed dividends to the claimants and a request for discharge of the Receiver, subject to one or more orders of the Court.

The foregoing references to the Articles of Dissolution, Order for Receiver’s First Report, Receiver’s First Report, Order for Receiver’s Second Report and Receiver’s Second Report do not purport to be complete and are qualified in their entirety by reference to each of the documents, which are filed as Exhibits to this Form 8-K.

The financial information about the Company in the Receiver’s First Report and Receiver’s Second Report (the “Company Financial Information”) was prepared solely for the purpose of the judicial dissolution proceedings and should not be used for investment purposes.  The Company Financial Information is limited in scope and covers a limited time period and may not be indicative of the Company’s financial condition for any period that would be reflected in the Company’s financial statements or its periodic reports under the Securities Exchange Act of 1934, as amended.  The Company Financial Information contains limited, unaudited financial information and is subject to revision.  The Company Financial Information is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, excludes items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures.  There can be no assurance that the Company Financial Information is complete, and the Company cautions readers not to place undue reliance on the Company Financial Information.

A listing of the Court filings regarding the Company’s judicial dissolution can be found at http://www.iowacourts.state.ia.us by following the link to:  “07821  CVCV116517  IN RE JUDICIAL DISSOLUTION OF EAST FORK BIODIESEL LLC”, which may be found by clicking on “Start a Case Search Here!”, under “Trial Court” clicking on “Case Search”, under “Name Search” typing East Fork Biodiesel LLC and then clicking “Search,” clicking on the Case ID number and then clicking on “Filings.”  Information contained on, or that can be accessed through, such website is not part of this Form 8-K.

To obtain copies of the filings with the Court in the Company’s judicial dissolution, contact the Clerk of Court, Scott County Courthouse, 400 West 4th Street Davenport, IA 52801; phone number (563)326-8647 and refer to Civil Case Number CVCV 116517. There is currently a charge of $ .50 per page for copies.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Articles of Dissolution of East Fork Biodiesel, LLC filed on December 28, 2010 and the acknowledgement of receipt of such document by the Iowa Secretary of State
99.2
Order Approving Receiver's Second Report to Court and Approving Receiver's Request for Authority to Pay Various Fees and Expenses and for Authority to File Articles of Dissolution entered on December 22, 2010

	99.3	Receiver's Second Report to Court and Request for Authority to Pay Various Fees and Expenses and For Authority to File Articles of Dissolution filed on December 22, 2010
	99.4	Order Approving Receiver's First Report to Court and Approving Receiver’s Request for Authority to Pay Various Fees and Expenses entered on November 8, 2010
	99.5	Receiver's First Report to Court and Approving Receiver’s Request for Authority to Pay Various Fees and Expenses filed on November 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAST FORK BIODIESEL, LLC

Date: December 28, 2010	By:
Terrence A. Kilburg
Receiver

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Articles of Dissolution of East Fork Biodiesel, LLC filed on December 28, 2010 and the acknowledgement of receipt of such document by the Iowa Secretary of State
99.2
Order Approving Receiver's Second Report to Court and Approving Receiver's Request for Authority to Pay Various Fees and Expenses and for Authority to File Articles of Dissolution entered on December 22, 2010

99.3	Receiver's Second Report to Court and Request for Authority to Pay Various Fees and Expenses and For Authority to File Articles of Dissolution filed on December 22, 2010
99.4	Order Approving Receiver's First Report to Court and Approving Receiver’s Request for Authority to Pay Various Fees and Expenses entered on November 8, 2010
99.5	Receiver's First Report to Court and Approving Receiver’s Request for Authority to Pay Various Fees and Expenses filed on November 2, 2010